UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XL Fleet Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

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XL FLEET CORP. c/o Continental Proxy Services 1 State Street, New York NY 10004	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. XL FLEET CORP. 145 Newton Street Boston, Massachusetts 02135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 26, 2021

*Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any mobile device or by mail.

Dear Stockholder,

The 2021 Annual Meeting of Stockholders of XL Fleet Corp. (the “Company”) will be conducted virtually over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting being held on Wednesday, May 26, 2021, at 9:00 AM (local time) by visiting https://www.cstproxy.com/xlfleet/2021. The record date for the annual meeting is March 29, 2021. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment thereof.

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors the following three (3) nominees nominated by the Board of Directors for a three-year term expiring in 2024: Debora Frodl, Declan Flanagan and Sarah Sclarsic;
(2)	To consider and act upon a proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
(3)	To address such other matters as may properly come before the 2021 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING: If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.

MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

To view the Proxy Materials and attend the annual meeting, please go to: https://www.cstproxy.com/xlfleet/2021	CONTROL NUMBER

XL FLEET CORP.

145 Newton Street

Boston, Massachusetts 02135

Important Notice Regarding the Availability of Proxy Materials For the

2021 Annual Meeting of Stockholders to be Held on May 26, 2021

The following Proxy Materials are available to you to review at: https://www.cstproxy.com/xlfleet/2021

-     the Company’s Annual Report for the year ended December 31, 2020,

-     the Company’s 2021 Proxy Statement,

-     the Proxy Card,

-     a list of the stockholders of record, and

-     any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 16, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373,

or

By logging on to https://www.cstproxy.com/xlfleet/2021

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line